UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 12, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association CIBC Inc.
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On or about October 18, 2012, a series of commercial mortgage pass-through certificates, entitled J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 Commercial Mortgage Pass Through Certificates, Series 2012-C8 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2012 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-SB Certificates and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates, Class EC Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 (the “Issuing Entity”), a common law trust fund to be formed on or about October 18, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 84 commercial and multifamily properties. The Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to (i) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 18, 2012, between the Registrant and JPMCB and (ii) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 18, 2012, among the Registrant and CIBC Inc. (“CIBC”).

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived in part from the proceeds from the sale of Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), CIBC World Markets Corp. (“CIBCWMC”) and Deutsche Bank Securities Inc. (“DBSI”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 27, 2012, among the Registrant, JPMS, CIBCWMC and DBSI (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated September 27, 2012, between the Registrant and JPMS (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 27, 2012, supplementing the Prospectus dated September 19, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01.               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated September 27, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp. and Deutsche Bank Securities Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 18, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 18, 2012, between CIBC Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated September 27, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp. and Deutsche Bank Securities Inc., as underwriters.

(E)
4.1
Pooling and Servicing Agreement, dated as of October 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

(E)
99.1	Mortgage Loan Purchase Agreement, dated as of October 18, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of October 18, 2012, between CIBC Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)